Consent of Independent Auditors

The Board of Directors of Aetna Life Insurance and Annuity Company and Contractholders of Aetna Variable Annuity Account B:

We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement (File No. 333-56297) on Form N-4 our reports dated February 3, 1998 and February 27, 1998.

                                            /s/ KPMG Peat Marwick LLP
                                                KPMG Peat Marwick LLP

Hartford, Connecticut
September 14, 1998